EXHIBIT 32.2


                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the filing by Rushmore Financial Group, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending June 30, 2003 (the "Report"), I, Randy Rutledge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operation of the Company.




                                               /s/ Randy Rutledge
                                               ---------------------------------
                                               Randy Rutledge
                                               Chief Financial Officer


Dated:  November 14, 2003











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